UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 27, 2017

(Date of earliest event reported)

NioCorp Developments Ltd.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115 Centennial, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 639-4647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 27, 2017, NioCorp Developments Ltd. (the “Company”) issued a press release regarding the production of high-purity Scandium from its Elk Creek, Nebraska resource.

On March 27, 2017, the Company issued a letter to its shareholders providing an update on its Elk Creek Project.

A copy of the press release and the letter to shareholders are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release and the shareholders letter is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
99.1	Press Release dated March 27, 2017*
99.2	Letter to Shareholders dated March 27, 2017*

* The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: March 27, 2017	By:	/s/ Neal Shah
Neal Shah Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 27, 2017*
99.2	Letter to Shareholders dated March 27, 2017*

* The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.